Exhibit 10.137
SECOND AMENDMENT TO
AMENDED AND RESTATED FINANCING AGREEMENT
     THIS SECOND AMENDMENT, dated as of April 10, 2006 (this “Amendment”), to the Amended and Restated Financing Agreement, dated as of April 8, 2005 (as amended by the First Amendment to Amended and Restated Financing Agreement dated as of September 28, 2005 (the “First Amendment”)) (collectively, the “Financing Agreement”), among LJH, LTD., a Texas limited partnership, with offices located at 377 Neva Lane, Denison, Texas 75020 (together with its successors and assigns, the “Lender”) and assignee of each of FORTRESS CREDIT OPPORTUNITIES I LP (hereinafter, the “Existing Lender”), MONROE INVESTMENTS, INC. and MONROE CAPITAL ADVISORS LLC (hereinafter, the “Original Lender”)), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO”; AID, Brice, Parent, Engine, Engineered Systems and TIMCO each individually being referred to herein as a “Borrower” and collectively as the “Borrowers”, AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (“Distribution Services”), AVIATION SALES LEASING COMPANY, a Delaware corporation (“Leasing”), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation (“Property Management”), AVS/CAI, INC., a Florida corporation (“AVS/CAI”), AVS/M-1, INC., a Delaware corporation (“AVS/M-1”), AVS/M-2, INC., a Delaware corporation (“AVS/M-2”), AVS/M-3, INC., an Arizona corporation (“AVS/M-3”), AVSRE, L.P., a Delaware limited partnership (“AVSRE”), HYDROSCIENCE, INC., a Texas corporation (“Hydroscience”), TMAS/ASI, INC., an Arkansas corporation (“TMAS/ASI”), and WHITEHALL CORPORATION, a Delaware corporation (“Whitehall”; Distribution Services, Leasing, Property Management, AVS/CAI, AVS/M-1, AVS/M-2, AVS/M-3, AVSRE, Hydroscience, TMAS/ASI and Whitehall each being individually referred to herein as a “Guarantor” and collectively as the “Guarantors”; the Borrowers and the Guarantors each being individually referred to herein as a “Company” and collectively as the “Company”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Financing Agreement, the Original Lender made certain term loans to the Borrowers;
     WHEREAS, pursuant to the Assignment and Acceptance dated as of April 10, 2006 among the Existing Lender, the Original Lender and Monroe Investments, Inc., collectively, as Assignor, and the Lender, as Assignee, Assignor sold, transferred and assigned to the Lender, and the Lender purchased, assumed and accepted from the Assignor, all of the Assignor’s right, title and interest in and to the Loan Documents (as defined in the Financing Agreement) as in effect on the Effective Date (as defined in the Assignment and Acceptance), except to the extent expressly reserved or retained in the Assignment and Acceptance, including all of the Term

Loans (as defined in the Financing Agreement) as in effect on the Effective Date (as defined in the Assignment and Acceptance) then outstanding; and
     WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lender has agreed, that the Financing Agreement be amended to provide for, among other things, a new extension of credit by the Lender to the Borrowers in the manner set forth in this Amendment.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the Amendment Effective Date (as defined below) as follows:

SECTION 1.	Defined Terms. Capitalized terms used herein and defined in the Financing Agreement or in Section 2 of this Amendment shall have the meanings given to such terms in the Financing Agreement or in Section 2 of this Amendment (as applicable).

SECTION 2.	Amendments to Financing Agreement.
2.1	Amendments to Section 1. Section 1 of the Financing Agreement is hereby amended as follows:
(a)	Section 1 of the Financing Agreement is hereby amended by adding thereto the following defined terms in their appropriate alphabetical order:
     “Assignment and Acceptance shall mean that certain Assignment and Acceptance dated as of April 10, 2006, between the Original Lender, Existing Lender, and Monroe Investments, Inc., collectively, as Assignor, and the Lender, as Assignee.
     Assignment and Acceptance Effective Date shall mean the Effective Date (as defined in the Assignment and Acceptance).
     Collateral Documents shall mean the collective reference to the Financing Agreement, the Copyright Security Agreement, the Trademark Security Agreement, the Mortgages, the Pledge Agreements and each other Loan Document now or hereafter in effect that purports to create a Lien on any Collateral, as amended, restated, supplemented or otherwise modified from time to time.
     Existing Lender shall mean Fortress Credit Opportunities I LP, a Delaware limited partnership.
     LJH shall mean LJH, Ltd., a Texas limited partnership.
     LJH-Owl Creek Participation Agreement shall mean the Participation Agreement dated as of April 10, 2006, between LJH and Owl Creek Asset Management, as amended, restated, supplemented or otherwise modified from time to time.

     LJH Transaction Documents shall mean the Term Loan C Amendment, the Assignment and Acceptance, the LJH-Owl Creek Participation Agreement and each of the other agreements, instruments and documents executed and delivered under and pursuant to, or in connection with, any of the foregoing agreements.
     Original Lender shall mean Monroe Capital Advisors LLC, a Delaware limited liability company.
     Owl Creek Asset Management shall mean Owl Creek Asset Management, L.P., a Delaware limited partnership, and its successors and assigns.
     Owl Creek Investors shall mean Owl Creek I, L.P., a Delaware limited partnership, Owl Creek II, L.P., a Delaware limited partnership, Owl Creek Overseas Fund, Ltd., a Delaware limited partnership, and Owl Creek Overseas Fund II, Ltd., a Delaware limited partnership.
     Related Parties shall mean with respect to any person, such person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such person and of such person’s Affiliates (other than directors and officers of any Company).
     Term Loan C shall mean the term loan in the original principal amount of $6,000,000, made by the Lender pursuant to, and repayable in accordance with, the provisions of Section 4 of this Financing Agreement.
     Term Loan C Amendment shall mean the Second Amendment to Amended and Restated Financing Agreement dated as of April 10, 2006, among the Lender and the Companies, as amended, supplemented or otherwise modified from time to time.
     Term Loan C Amendment Effective Date shall mean the Amendment Effective Date (as defined in the Term Loan C Amendment).
     Term Loan C Cash Interest shall have the meaning provided for in Section 8.1(c) of this Financing Agreement.
     Term Loan C Interest Rates shall have the meaning provided for in Section 8.1(c) of this Financing Agreement.
     Term Loan Exchange shall mean the conversion or exchange of all or any portion of any Term Loans at any time and from time to time for a specified number of shares of common stock, warrants or other equity interests of any Company or another Person.
     Term Loan Obligations shall mean, on any date of determination, all or any portion of the outstanding principal amount of any Term Loan (including any accrued and unpaid interest (including without limitation regularly scheduled payments of interest and default interest under Section 8.1), fees, costs, expenses and other amounts payable under the Loan Documents that are paid in kind and capitalized and added to any such outstanding principal amount), together with all other accrued and unpaid interest

(including without limitation regularly scheduled payments of interest and default interest under Section 8.1), in each case existing on such date of determination.
     Term Note C shall have the meaning provided for in Section 4.1 of this Financing Agreement.
(b)	Section 1 of the Financing Agreement is hereby further amended by amending the following defined terms set forth therein as follows:
(i)	The defined term “CIT Intercreditor Agreement” is hereby amended and restated in full to read as follows:

“CIT Intercreditor Agreement shall mean that certain Intercreditor and Subordination Agreement dated as of April 20, 2006, between CIT and the Lender, as amended from time to time.”

(ii)	The defined term “CIT Revolving Line of Credit” in Section 1 of the Financing Agreement is hereby amended by deleting therefrom the figure “$35,000,000” and substituting in lieu thereof the figure “$30,000,000.”

(iii)	The defined term “CIT Term Loan” in Section 1 of the Financing Agreement is hereby amended by adding thereto the phrase “, which Term Loan has been paid in full on the Term Loan C Amendment Effective Date” after the phrase “CIT Financing Agreement” at the end thereof.

(iv)	The defined term “Line of Credit” in Section 1 of the Financing Agreement is hereby amended and restated in full to read as follows:

“Line of Credit shall mean the aggregate commitment of the CIT Lenders to make CIT Revolving Loans pursuant to the CIT Financing Agreement and issue Letter of Credit Guaranties (as defined in the CIT Financing Agreement) to the Borrowers in the aggregate amount of $30,000,000.”

(v)	The defined term “Minimum Availability Reserve” in Section 1 of the Financing Agreement is hereby amended and restated in full to read as follows:

“Minimum Availability Reserve shall mean the amount of $3,000,000.”

(vi)	The defined term “Purchase Money Liens” in Section 1 of the Financing Agreement is hereby amended and restated in full to read as follows:

“Purchase Money Liens shall mean liens on any item of Equipment acquired after the date of this Financing Agreement provided that (a) each such lien shall attach only to the property to be acquired, (b) a description of the Equipment so acquired is furnished to the Lender, and (c) the debt incurred in connection with such acquisitions shall not exceed, in the aggregate, $2,500,000 in the Fiscal Year ending December 31, 2006, $2,500,000 in the Fiscal Year ending December 31, 2007, and $2,500,000 in any Fiscal Year thereafter.”
(vii)	The defined term “Term Loans” in Section 1 of the Financing Agreement is hereby amended by deleting the phrase “and Term Loan B” therefrom and substituting in lieu thereof the phrase “Term Loan B and Term Loan C”.

(viii)	The defined term “Term Notes” in Section 1 of the Financing Agreement is hereby amended by (A) deleting the phrase “and Exhibit A-3” therefrom and substituting in lieu thereof the phrase “, Exhibit A-3 and Exhibit A-4” and (B) deleting the phrase “and Term Loan B” therefrom and substituting in lieu thereof the phrase “, Term Loan B and Term Loan C”.
(c)	Section 1 of the Financing Agreement is hereby further amended by deleting therefrom the following defined terms, each in their respective entireties: Fixed Charge Coverage Ratio, Net Worth, Senior Secured Debt Cap, Tangible Net Worth, Total Assets, and Total Liabilities.
2.2	Amendments to Section 2. Section 2 of the Financing Agreement is hereby amended by (a) deleting therefrom the phrase “Term Loans” from the lead-in text immediately prior to subsection (a) therein and substituting in lieu thereof the phrase “Term Loan A and Term Loan B” and (b) adding thereto a new sentence to the end thereof to read as follows:

“The obligation of the Lender to make the Term Loan C hereunder is subject to the satisfaction of, or waiver of, in writing, the conditions precedent set forth in Section 5 of the Term Loan C Amendment.”

2.3	Amendments to Section 4.1. Section 4.1 of the Financing Agreement is hereby amended by adding thereto the following text to the end thereof:

“Each Borrower hereby further agrees to execute and deliver to the Lender Term Note C in the form attached as Exhibit D to this Agreement (the “Term Note C”) to evidence the Term Loan C to be extended by the Lender hereunder and pursuant to the Term Loan C Amendment, and hereby acknowledges and agrees that, effective as of the Assignment and Acceptance Effective Date, the Existing Term Note, Term Note A-2 and Term Note B, and all of the obligations, liabilities and indebtedness of the Borrowers thereunder, and all of the other rights, remedies and obligations of the Existing Lender, the Original Lender and Monroe Investments, Inc. (collectively, the “Assignor”) under the Financing Agreement, the Collateral Documents and the other Loan Documents (unless expressly reserved or retained in the Assignment and Acceptance), have been sold, assigned and transferred by the Assignor to the Lender pursuant to the Assignment and Acceptance.”
2.4	Amendments to Section 4.2. Section 4.2 of the Financing Agreement is hereby amended by (a) adding thereto an “(a)” immediately prior to the phrase “Upon receipt” in the first line thereof and (b) adding thereto a new subsection (b) to read as follows:
“(b) Upon receipt of Term Note C and the satisfaction of the conditions precedent set forth in Section 5 of the Term Loan C Amendment, the Lender hereby agrees to extend to the Borrowers the Term Loan C.”
2.5	Amendments to Section 4.3. Section 4.3 of the Financing Agreement is hereby amended by adding thereto a new subsection (f) to the end thereof to read as follows:

“(f) The parties hereto hereby agree that notwithstanding any term or provision in Section 4.3 of the Financing Agreement (or any other term or provision in the Financing Agreement), from and after the Term Loan C Amendment Effective Date, the Borrowers shall not request, and the Lender shall have no further obligation to make, any additional Term Loan B Advance under the Term Loan B Line.”

2.6	Amendments to Section 4.4. Section 4.4 of the Financing Agreement is hereby amended by adding thereto new subsections (d), (e) and (f) to the end thereof to read as follows:

“(d) The principal amount of the Term Loan C shall be due and payable on the Maturity Date or as otherwise provided in this Agreement.

(e) Notwithstanding any term or provision in this Agreement, the Borrowers shall not be required to make a payment on the outstanding principal balance of any Term Loan to the Lender when due on any given date if and to the extent the Lender is expressly prohibited under the CIT Intercreditor Agreement from receiving such principal payments on such due date, provided that the Borrowers shall make any such deferred principal payment on the first Business Day following the date on which the Lender is no longer prohibited under the CIT Intercreditor Agreement from receiving such principal payment.

(f) Notwithstanding any term or provision in this Agreement, the Companies and the Lender may agree from time to time to consummate Term Loan Exchanges and, upon the consummation of any such Term Loan Exchange, the Term Loan Obligations subject to such Term Loan Exchange shall be deemed paid and satisfied in full.”

2.7	Amendments to Section 4.6. Section 4.6 of the Financing Agreement is hereby amended by adding thereto the phrase “, Term Loan C” immediately prior to the phrase “and all other Obligations” on the fifth line thereof.

2.8	Amendments to Section 4.7. Section 4.7 of the Financing Agreement is hereby amended by adding thereto the phrase “and the Term Loan C” immediately after the phrase “the Term Loan A” on the fifth line thereof.

2.9	Amendments to Section 4.8. Section 4.8 of the Financing Agreement is hereby amended by adding thereto the phrase “and the Term Loan C” immediately after the phrase “to the Term Loan A” on the third line thereof.

2.10	Amendments to Section 7.1. Section 7.1(m) of the Financing Agreement is hereby amended by adding thereto a new sentence immediately prior to the third sentence thereof to read as follows:

“The proceeds of the Term Loan C shall be used to provide working capital to the Borrowers and to pay certain of the costs and expenses of closing the transactions contemplated by the LJH Transaction Documents.”

2.11	Amendments to Section 7.5. Section 7.5 of the Financing Agreement is hereby amended by (a) amending subsection (b)(iv) thereof by deleting therefrom the phrase “or Term Loan A-2” set forth on the sixth line thereof and substituting in lieu thereof the phrase “, Term Loan A-2 or Term Loan C”; and (b) (i) amending subsection (c) thereof by deleting therefrom the term “and” immediately prior to the phrase “Term Loan B Cash Interest” set forth on the tenth line thereof and substituting in lieu thereof “,” and (ii) adding thereto the phrase “and Term Loan C Cash Interest as set forth in Paragraph 8.1(c) of Section 8 of this Financing Agreement” immediately after the phrase “Term Loan B Cash Interest as set forth in Paragraph 8.1(b) of Section 8 of this Financing Agreement” set forth in the tenth and eleventh lines thereof.

2.12	Amendments to Section 7.9. Section 7.9(b) of the Financing Agreement is hereby amended in full to read as follows: “(b) Incur or create any Indebtedness other than Permitted Indebtedness.”

2.13	Amendments to Section 7.10. Section 7.10 of the Financing Agreement is hereby amended and restated in full to read as follows:

"7.10 Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, the Companies shall not make Capital Expenditures (including, without limitation, by way of Capital Leases) which, in the aggregate, as to the Companies, exceeds $2,500,000 during any Fiscal Year, provided, however, such limitation shall not apply to Capital Expenditures made solely from the proceeds of cash contributions to the equity of the Company making such Capital Expenditure which are made after the date of the Assignment and Acceptance Effective Date but excluding cash contributions to the equity of any Company required pursuant to the terms and provisions of any merger agreement and excluding any equity contributions arising from the conversion of any Indebtedness.”
2.14	Amendments to Section 8.1.
(a)	Section 8.1(a) of the Financing Agreement is hereby amended by (i) deleting therefrom the phrase “six (6%) percent” in the third line thereof and substituting in lieu thereof the phrase “one and three-quarters (1.75%) percent” and (ii) deleting therefrom the second sentence thereof.

(b)	Section 8.1(b) of the Financing Agreement is hereby amended by (i) deleting therefrom the phrase “six (6%) percent” in the third line thereof and substituting in lieu thereof the phrase “one and three quarters (1.75%) percent” and (ii) deleting therefrom the second sentence thereof.

(c)	Section 8.1(c) is hereby amended and restated in full to read as follows:

“(c) Cash Interest (“Term Loan C Cash Interest”) on the Term Loan C shall be payable monthly in arrears on the first day of each calendar month, on the date of each payment of principal thereof and on the Maturity Date at the rate of LIBOR plus one and three quarters (1.75%) percent per annum (the “Term Loan C Interest Rates”), provided that all such interest shall be paid-in-kind, immediately capitalized and added to the outstanding principal amount of the Term Loan C in accordance with Section 8.1(o).”

(d)	Section 8.1 of the Financing Agreement is hereby further amended by adding thereto a new subsection (o) to read as follows:

“(o) Notwithstanding any term or provision in this Section 8.1, the Borrowers shall not be required to pay in cash any fees required to be paid to the Lender when due under Section 8.1 or to make cash interest payments (including regularly scheduled interest payments and default interest payments) on any Term Loan to the Lender when due, in each case to the extent that the Lender is expressly prohibited under the CIT Intercreditor Agreement from receiving such fees in cash or cash interest payments on such due date, provided that any such fees that are not paid to the Lender in cash when due shall on the date or dates when due and owing be paid in kind to the Lender and immediately capitalized and added to the then outstanding principal amount of the Term Loan B on such date or dates, and such cash interest payments that are not made to the Lender when due shall on the date or dates such interest payments are due and owing be immediately paid in kind, capitalized and added to the then outstanding principal amount of such Term Loan to which such interest payment relates on such date or dates, and all of the foregoing capitalized amounts shall thereupon bear interest at the rate of interest specified in this Section 8.1.”

2.15	Amendments to Section 13.2. Section 13.2 of the Financing Agreement is hereby amended by (a) adding thereto an “(A)” immediately prior to the phrase “commercial banks” and (b) adding thereto the phrase “or (B) Owl Creek Asset Management, any Owl Creek Investor and any other investor entity that is reasonably acceptable to the Parent (provided that the Parent shall have no such rights if a Default has occurred and is continuing)” immediately after the phrase “or other financial institutions” at the end of the third sentence thereof.

2.16	Amendments to Section 13.6. Section 13.6 of the Financing Agreement is hereby amended by (a) amending and restating subsection (a) thereof in full to read as follows:
“(a) If to Lender, at:
LJH, Ltd.
Attention: Lacy J. Harber, President
377 Neva Lane
Denison, Texas 75020
Telephone: 903-465-6937
Facsimile: 903-465-6514”
and (b) by deleting therefrom the Companies’ counsel contact information in subsection (b) therein and substituting in lieu thereof the following:
“With a courtesy copy of any material notice to the Companies’ counsel at:
TIMCO Aviation Services, Inc.
Attention: Legal Department
623 Radar Road
Greensboro, North Carolina 27410
Facsimile: (336) 665-9014”
2.17	Additional Amendments to Section 13. Section 13 of the Financing Agreement is hereby further amended by adding thereto new Sections 13.10, 13.11, 13.12, 13.13 and 13.14 to the end thereof to read as follows:
“13.10. The Lender and each of the Companies agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, members, directors, officers, employees, agents, attorneys, advisors and other representatives (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Financing Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 13.10, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Financing Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of each Borrower and each other Company, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 13.10 or (y) becomes available to the Lender or any of its respective Affiliates on a nonconfidential basis from a source other than any Borrower or any other Company, provided, that such source is not bound by a written obligation to maintain such Information as confidential.
For purposes of this Section, “Information” means all information received from any Borrower or any other Company relating to such Borrower or any such other Company or any of their respective businesses, other than any such information that is available to the Lender on a nonconfidential basis prior to disclosure by any Borrower or any other Company, provided that, in the case of information received from any Borrower or any other Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person or entity required to maintain the confidentiality of Information as provided in this Section 13.10 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.
13.11 (a) THE BORROWERS SHALL PAY (I) ALL REASONABLE OUT-OF-POCKET EXPENSES INCURRED BY THE LENDER (INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF COUNSEL FOR THE LENDER) IN CONNECTION WITH THE PREPARATION, NEGOTIATION, EXECUTION, DELIVERY AND ADMINISTRATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR ANY AMENDMENTS, MODIFICATIONS OR WAIVERS OF THE PROVISIONS HEREOF OR THEREOF (WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE CONSUMMATED), AND (II) ALL REASONABLE OUT-OF-POCKET EXPENSES INCURRED BY THE LENDER (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF COUNSEL), IN CONNECTION WITH ANY DEFAULT OR THE ENFORCEMENT OR PROTECTION OF ITS RIGHTS (A) IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING ITS RIGHTS UNDER THIS SECTION, OR (B) IN CONNECTION WITH THE TERM LOANS MADE HEREUNDER, INCLUDING ALL SUCH OUT-OF-POCKET EXPENSES INCURRED DURING ANY WORKOUT, RESTRUCTURING OR NEGOTIATIONS IN RESPECT OF SUCH LOANS.

(b) THE BORROWERS SHALL, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, INDEMNIFY THE LENDER, AND EACH RELATED PARTY OF THE LENDER (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, AND DISBURSEMENTS (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY ANY BORROWER OR ANY OTHER COMPANY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY TERM LOAN OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY ANY COMPANY, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY COMPANY, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY ANY COMPANY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (Y) RESULT FROM A CLAIM BROUGHT BY ANY COMPANY AGAINST AN INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, IF SUCH COMPANY HAS OBTAINED A FINAL NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITING ANY PROVISIONS OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNITEE SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND

DISBURSEMENTS (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF COUNSEL) ARISING OUT OF OR CAUSED IN WHOLE OR IN PART BY THE ORDINARY NEGLIGENCE OF ANY INDEMNITEE. WITHOUT LIMITING THE FOREGOING, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH COMPANY AGREES NOT TO ASSERT AND TO CAUSE ITS SUBSIDIARIES NOT TO ASSERT, AND HEREBY WAIVES AND AGREES TO CAUSE ITS SUBSIDIARIES TO SO WAIVE, ALL RIGHTS FOR CONTRIBUTION OR ANY OTHER RIGHTS OF RECOVERY WITH RESPECT TO ALL CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE, UNDER OR RELATED TO ENVIRONMENTAL LAWS, THAT ANY OF THEM MIGHT HAVE BY STATUTE OR OTHERWISE AGAINST ANY INDEMNITEE.
(c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH COMPANY SHALL NOT ASSERT, AND EACH COMPANY HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY TERM LOAN OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
(d) ALL AMOUNTS DUE UNDER THIS SECTION 13.11 SHALL BE PAYABLE PROMPTLY/NOT LATER THAN TEN (10) DAYS AFTER WRITTEN DEMAND THEREFOR. THE AGREEMENTS IN THIS SECTION 13.11 SHALL SURVIVE REPAYMENT OF THE TERM LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.
13.12 Each Company hereby acknowledges and agrees that:
(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
(b) the Lender has no fiduciary relationship with or duty to any Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender, on the one hand, and the

Borrowers and the Guarantors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lender, the Borrowers and the Guarantors.
13.13 Each Company hereby acknowledges and agrees that in connection with all aspects of each transaction contemplated by the Loan Documents: (a) the Term Loans provided for under this Agreement and any related transactions, services and matter in connection therewith (including in connection with any amendment, waiver or other modification to this Agreement or any other Loan Document) are arms-length commercial transactions between the Borrowers and the Guarantors, on the one hand, and the Lender, on the other hand, and each Borrower and each Guarantor is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with any of the negotiations and processes relating to any such transactions, the Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower or any Guarantor; (c) the Lender has not assumed and will not assume any advisory, agency or fiduciary responsibility in favor of any Borrower or any Guarantor with respect to any of the transactions contemplated by any Loan Document or any of the negotiations or processes relating to any such transactions, including with respect to any amendment, waiver or other modification to this Agreement or any other Loan Document (irrespective of and without regard to any LJH Transaction Document or whether the Lender or any of its Affiliates has advised or is currently advising any Borrower, any Guarantor or any of their respective Affiliates on any such matters or other matters) and the Lender has no obligation to any Borrower, any Guarantor or any of their respective Affiliates with respect to any of the transactions contemplated by any Loan Document except those obligations expressly set forth in this Agreement and in the other Loan Documents; (d) the Lender and its respective Affiliates are or may be engaged in a broad range of transactions (including any transaction contemplated under any LJH Transaction Document) that involve interests that differ from those of any Borrower, any Guarantor and any of their respective Affiliates, and the Lender has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the Lender has not provided and will not provide any legal, accounting, regulatory or tax advice to any Company with respect to any of the transactions contemplated by any Loan Document (including any amendment, waiver or other modification of any Loan Document) and each Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Company hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Lender or any Related Parties of the Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any Loan Document.”

13.14 Notwithstanding any term or provision to the contrary in this Agreement (but without limiting any term or provision in Section 8.1), the Borrowers and the other Companies shall not be required to pay in cash any cost, expense, indemnification payment or other miscellaneous amounts to the Lender when due, in each case to the extent that the Lender is expressly prohibited under the CIT Intercreditor Agreement from receiving any such cost, expense, indemnification payment or other amounts in cash on such due date, provided that any such amounts that are not paid to the Lender in cash when due shall on the date or dates when due and owing from any Borrower or any other Company under the Loan Documents, be immediately paid in kind, capitalized and added to the outstanding principal amount of the Term Loan B, and shall thereupon bear interest at the rates specified in Section 8.1.”
2.18	Amendments to Exhibits. The Financing Agreement is hereby further amended by (a) deleting Exhibit A-1 therefrom in its entirety and substituting in lieu thereof a new Exhibit A-1 in the form attached as Exhibit A to this Amendment; (b) deleting Exhibit A-2 therefrom in its entirety and substituting in lieu thereof a new Exhibit A-2 in the form attached as Exhibit B to this Amendment; (c) deleting Exhibit A-3 therefrom in its entirety and substituting in lieu thereof a new Exhibit A-3 in the form attached as Exhibit C to this Amendment; (d) incorporating therein a new Exhibit A-4, Term C Note, in the form attached as Exhibit D to this Amendment; and (e) deleting Exhibit B therefrom in its entirety and substituting in lieu thereof a new Exhibit B in the form attached as Exhibit E to this Amendment.
SECTION 3. Amendment Documents.
3.1	Execution and Delivery of New Term Notes.
(a)	The Borrowers hereby agree to execute and deliver to the Lender, prior to the Amendment Effective Date, each of (i) the Amended and Restated Term Note A-1 in the form attached as Exhibit A to this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Term Note A-1”); (ii) the Amended and Restated Term Note A-2 in the form attached as Exhibit B to this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Term Note A-2”); (iii) the Amended and Restated Term Note B in the form attached as Exhibit C to this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Term Note B”); and (iv) Term Note C in the form attached as Exhibit D to this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Term C Note”; and, together with the Amended and Restated Term Note A-1, the Amended and Restated Term Note A-2 and the Amended and Restated Term Note B, the “New LJH Term Notes”).

(b)	The Companies hereby further acknowledge and agree that upon execution and delivery of the New LJH Term Notes by the Borrowers to the Lender and the occurrence of the Amendment Effective Date, (i) the New LJH Term Notes shall be and constitute the “Term Notes” (as such term is used in the Financing Agreement and the other Loan Documents) in all respects and for all purposes, (ii) the Amended and Restated Term Note A-1 shall constitute the “Existing Term Note” (as defined in the Financing Agreement in all respects and for all purposes, (ii) the Amended and Restated Term Note A-2 shall be and constitute the “Term Note A-2” under the Financing Agreement in all respects and for all purposes, and (iii) the Amended and Restated Term Note B shall be and constitute the “Term Note B” under the Financing Agreement in all respects and for all purposes.

(c)	The Lender shall deliver (or cause to be delivered) to the Borrowers, the Existing Term Note, the Term Note A-2 and the Term Note B, each as in effect immediately prior to the Amendment Effective Date (the “Existing Term Notes”).

(d)	The Companies hereby acknowledge and agree to the amendments set forth in Sections 2.14(d) and 2.17 of this Amendment and hereby covenant and agree at any time and from time to time to execute and deliver to the Lender amended and restated New LJH Term Notes evidencing payments and amounts that have been paid in kind, capitalized and added to the outstanding principal amounts of the Term Loans evidenced thereby.
3.2	Execution and Delivery of Mortgage Assignments and Amendments. Each Company that is a party to any Mortgage hereby (a) agrees to execute and deliver to the Lender, within ten (10) Business Days after the Amendment Effective Date, an assignment and amendment to such Mortgage in form and substance reasonably acceptable to the Lender (each a “Mortgage Assignment and Amendment”) that assigns such Mortgage to the Lender and amends such Mortgage to conform to the terms of the Financing Agreement (as amended by this Amendment), and (b) authorizes the Lender to file and record (or cause to be filed and recorded), at such Company’s sole cost and expense, each such Mortgage Assignment and Amendment in the jurisdiction or jurisdictions where the original Mortgage was recorded.

3.3	Execution and Delivery of IP Security Agreements. Each Company that owns or holds any interest in any Copyright, Trademark or any Patent hereby (a) covenants and agrees to deliver to the Lender a schedule describing all Copyrights, Trademarks and Patents owned by such Company or in which such Company has any right, title or interest within ten (10) Business Days after the Amendment Effective Date, (b) agrees to execute and deliver to the Lender, within ten (10) Business Days after the Amendment Effective Date, a Copyright Security Agreement, a Trademark Security Agreement and a Patent Security Agreement (as applicable) covering the Copyrights, Trademarks and Patents owned by such Company or in which such Company has any right, title or interest, each in form and substance reasonably acceptable to the Lender (each an “IP Security Agreement”), and (c) authorizes the Lender to file and record (or cause to be filed and recorded), at such Company’s sole cost and expense, each such IP Security Agreement with the U.S. Copyright Office or the U.S. Patent and Trademark Office (as applicable).
3.4	Execution and Delivery of New CIT Intercreditor Agreement; Termination of LJH Subordination Agreement. Each Company hereby agrees to execute and deliver an acknowledgment and agreement to, and consents to the execution, delivery and performance of, the Intercreditor and Subordination Agreement, dated as of April 20, 2006, between CIT and the Lender, and acknowledged and agreed by the Companies, in substantially the form attached as Exhibit E (the “CIT Intercreditor Agreement”). Upon execution and delivery by CIT and the Lender of the CIT Intercreditor Agreement, the existing LJH Subordination Agreement shall terminate in all respects.

3.5	Ratification of Obligations Under the Loan Documents. Each of the Companies hereby (a) acknowledges and agrees that, immediately prior to the Assignment and Acceptance Effective Date, (i) the outstanding principal amount of the Term Loan A-1 is $8,158,314.57 and the aggregate amount of accrued and unpaid cash interest and PIK interest in the Term Loan A-1 is $31,979.75, (ii) the outstanding principal amount of the Term Loan A-2 is $7,138,507.47 and the aggregate amount of accrued and unpaid cash interest and PIK interest on the Term Loan A-2 is $27,982.20, (iii) the outstanding principal amount of the Term Loan B is $2,627,508.00 and the aggregate amount of accrued and unpaid cash interest and PIK interest on the Term Loan B is $9,496.71 and (iv) the aggregate amount of collateral management fees, legal fees and expenses, and accrued and unpaid default interest on the Term Loans due and owing by the Borrowers to Fortress, and paid by the Lender to the Existing Lender pursuant to the Assignment and Acceptance Agreement, is $319,466.38 (collectively, the “Existing Obligations”); (b) acknowledges and agrees that, upon the occurrence of the Assignment and Acceptance Effective Date, the Lender shall be the “Lender” under the Financing Agreement and the other Loan Documents in all respects and for all purposes and the Existing Obligations and all other Obligations shall be due and payable to (or required to be reimbursed to) the Lender as provided in the Loan Documents (as amended, modified and supplemented by the Amendment Documents) without any offset, deduction, defense or counterclaim; and (c) acknowledges and agrees that, as of the Assignment and Acceptance Agreement Effective Date, notwithstanding any term or provision in the Financing Agreement, (i) the outstanding principal amount of the Term Loan A-1 is $8,190,294.32 and is subject to increase from time to time pursuant to Section 8.1 of the Financing Agreement, (ii) the outstanding principal amount of the Term Loan A-2 is $7,166,489.67, and is subject to increase from time to time pursuant to Section 8.1 of the Financing Agreement, (iii) the outstanding principal amount of the Term Loan B is $2,956,471.09 and is subject to increase from time to time pursuant to Sections 8.1 and 13.14 of the Financing Agreement.

3.6	Ratification of Collateral Documents and Liens. Each Company hereby (a) acknowledges, confirms, ratifies and reaffirms all of the security interests and liens created under the Collateral Documents in effect on the date hereof to which it is a party; (b) represents and warrants and covenants and agrees that all of such security interests and liens constitute valid, enforceable, perfected, first priority (subject to the liens and security interests of CIT to the extent such liens and security interests are senior in priority to the security interests and liens of the Lender as expressly provided in the CIT Intercreditor Agreement and any Permitted Encumbrances as expressly set forth in the Financing Agreement) security interests and liens in and to the Collateral purported to be secured thereby in favor of the Lender, and that each security interest and lien created by such Company under such Collateral Documents in favor of Hilco Capital LP, the Original Lender or the Existing Lender shall immediately upon the Assignment and Acceptance Effective Date be valid, enforceable, perfected, first priority (subject to the liens and security interests of CIT to the extent such liens and security interests are senior in priority to the security interests and liens of the Lender to the security interests and liens of the Lender as expressly provided in the CIT Intercreditor Agreement and any Permitted Encumbrances as expressly set forth in the Financing Agreement) security interest and liens in and to the Collateral in favor of the Lender; and (c) authorizes the Lender to create (or cause to be created) and file or record (or cause to be filed or recorded), in each case at such Company’s sole cost and expense, any and all UCC-3 amendments, UCC-3 assignments, and UCC-1 financing statements in any jurisdiction to further perfect, protect and preserve the security interests and liens created under the Collateral Documents in favor of the Lender.

3.7	Schedules to Financing Agreement. The Parent acknowledges and agrees that it shall deliver to the Lender, within ten (10) Business Days after the Amendment Effective Date, updated schedules to the Financing Agreement and such other information pertaining to the Collateral and the other Loan Documents as the Lender shall reasonably request.

3.8	Limitation on Borrowings Under CIT Financing Agreement. Borrower agrees that it will not borrow amounts under the CIT Financing Agreement which, when made, would cause the aggregate principal amount of all outstanding CIT Revolving Loans at such time to exceed the sum of (i) $6,000,000, plus (ii) the Revolver Balance, unless (i) the Chief Executive Officer of the Parent has expressly authorized such borrowing to be made, and (ii) Parent, on behalf of the Borrowers, promptly notifies Lender that such approved borrowings have occurred. Further, Borrower agrees to provide Lender with such periodic cash flow reports as are provided to its Board of Directors. In the event that Borrower violates this provision, it shall not be deemed an Event of Default. However, Lender shall be entitled to charge the Default Rate of Interest (rather than the Term Loan C Interest Rate) on the outstanding balance owed by the Borrowers under the Term Note C until such time as the aggregate principal amount of all outstanding CIT Revolving Loans is reduced below the sum of (i) $6,000,000, plus (ii) the Revolver Balance. As used in this Section 3.8, the term “Revolver

Balance” shall mean the total amount outstanding under the CIT Revolving Loan as of the close of business on April 21, 2006, as such amount is set forth on a certificate of the Senior Vice President of Finance of the Parent delivered to the Lender not later than April 25, 2006. Notwithstanding any term or provision in this Section 3.8, the Borrowers agree that, between the Amendment Effective Date and the date and time on which the certificate referenced in the definition of “Revolver Balance” set forth in the immediately preceding sentence, no CIT Revolving Credit Loans shall be made except for the purposes of (a) paying the CIT Term Loan in full, which CIT Revolving Loan may be repaid with the Term Loan C proceeds, (b) to pay costs and expenses (including legal fees) relating to the preparation, negotiation, execution and delivery of the Amendment Documents, and (c) to pay ordinary and necessary expenses of the Companies arising in the ordinary course of business consistent with past practices.
3.9	Waiver of Existing Defaults. Each Company hereby acknowledges and agrees that one or more Defaults or Events of Default have occurred and are continuing under the Financing Agreement by virtue of the Companies’ failure to comply with any of the provisions of the Financing Agreement through the Amendment Effective Date (collectively, the “Existing Defaults”). The Lender hereby waives, effective as of the Amendment Effective Date, all Existing Defaults. This waiver shall be effective only for the Defaults and Events of Default occurring or arising on or prior to the Amendment Effective Date. Nothing in this Amendment shall constitute a waiver of any other Default or Event of Default occurring or existing under the Loan Documents after the Amendment Effective Date.

SECTION 4.	Conditions to Effectiveness. This Amendment shall not become effective, and the Lender shall have no obligation to make the Term C Loan to the Borrowers, until the date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived by the Lender in writing:
4.1	The Companies shall have executed and delivered to the Lender this Amendment.

4.2	The Lender shall have received each of the following (together with this Amendment, the “Amendment Documents”):
(a)	the New LJH Term Notes, executed by the Borrowers;

(b)	the Assignment and Acceptance Agreement, executed by the Existing Lender, LJH, the Original Lender and Monroe Investments, Inc.;

(c)	the Amendment No. 4 to Financing Agreement, dated as of April 20, 2006, executed by the Companies and CIT, as Collateral and Administrative Agent for the Lenders and as the sole Lender;

(d)	the CIT Intercreditor Agreement, executed by CIT and acknowledged and agreed to by each Company;

(e)	the LJH-Owl Creek Participation Agreement, in form and substance satisfactory to the Lender, executed by LJH and Owl Creek Asset Management;

(f)	the Existing Term Notes, together with Allonges in form and substance satisfactory to the Lender, executed by the Original Lender; and

(g)	all Collateral held by or on behalf of the Existing Lender or the Original Lender (including any certificated equity interests constituting Collateral) with appropriate endorsements and stock powers executed in blank as required by the Lender, in each case, except to the extent such Collateral is held by CIT in accordance with the CIT Intercreditor Agreement.
4.3	Each of the Companies shall have authorized, executed and delivered (as applicable) to the Lender any and all such documents (including, without limitation, UCC financing statement assignments, UCC financing statements and stock powers) and taken all such other actions (including, without limitation, the filing of such UCC financing statements and the delivery of stock certificates) as may have been requested by or on behalf of the Lender, and in the form or manner as may have been so requested, to perfect the security interests and liens created by the Collateral Documents to which such Company is a party or by the Loan Documents as amended by this Amendment, in each case with the priority contemplated by such Collateral Documents or the Loan Documents as so amended.

4.4	The Lender shall have received a copy of the resolutions or consents, in form and substance satisfactory to the Lender, of the Board of Directors or the General Partner of each Company (other than the Parent) authorizing the execution, delivery and performance by such Company of the Amendment Documents to which it is a party and any borrowings to be made thereunder or under the Financing Agreement, and the creation and perfection of any security interest and lien, contemplated by this Amendment and the other Loan Documents (as amended by the applicable Amendment Documents), certified by the Senior Vice President-Finance (or other authorized officer acceptable to the Lender), or the General Partner, of such Company, as of the Amendment Effective Date, which certification states that the resolutions and consents thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

4.5	The Lender shall have received a closing certificate signed by the Senior Vice President-Finance (or other authorized officer acceptable to the Lender), or the General Partner, of each Company, dated the Amendment Effective Date, certifying that (a) the representations and warranties set forth in Section 7.1 of the Financing Agreement and in this Amendment are true and correct in all material respects on and as of such date, (b) after giving effect to this Amendment, each Company is on such date in compliance in all material respects with all of the terms and provisions set forth in the Financing Agreement and the other Loan

Documents, and (c) after giving effect to this Amendment, no Default or Event of Default exists.
4.6	A certificate of the Secretary or an Assistant Secretary or the Secretary or an Assistant Secretary of the General Partner of each Company, dated the Amendment Effective Date, certifying (a) that attached thereto are certificates of existence for each Company issued by the secretary of state or other appropriate official of the state of each Company’s state of formation, (b) that except as set forth therein there have been no amendments, modifications, restatements or supplements to or of any Company’s articles of formation or its bylaws, partnership or operating agreement or other constituent documents, and (c) as to the incumbency and genuineness of the signature of each officer or general partner of each Company executing this Amendment and the other Amendment Documents executed in connection herewith.

4.7	All corporate, organizational and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, the other Loan Documents, the Amendment Documents and the LJH Transaction Documents shall be satisfactory in form and substance to the Lender, and the Lender shall have received such other documents in respect of any aspect or consequence of the transactions contemplated hereby or thereby as the Lender shall reasonably request.

SECTION 5.	Representations and Warranties. To induce the Lender to enter into this Amendment and the Assignment and Acceptance Agreement and to make the Term Loan C to the Borrowers, each Company hereby represents and warrants to the Lender, as of the Amendment Effective Date, that:
5.1	Corporate Power; Authorization; Enforceable Obligations.
(a)	Such Company has the corporate or other organizational power and authority, and the legal right, to make, deliver the Amendment Documents to which it is a party and to perform the Loan Documents to which it is a party, as amended by the Amendment Documents, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Loan Documents, as so amended.

(b)	No authorization, consent, approval, license, or exemption (other than such authorizations, consents, approvals, licenses or exemptions that (i) exist under applicable law, (ii) are expressly permitted hereunder, or (iii) have been made, obtained and delivered) of any person or entity, or notice, filing or other registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign is required in connection with the execution and delivery of the Amendment Documents to which such Company is a party or with the performance, validity or enforceability of the Loan Documents to which it is a party, as amended by the Amendment Documents.
(c)	Each Amendment Document to which such Company is a party has been duly executed and delivered on behalf of such Company.

(d)	Each Amendment Document to which such Company is a party and each Loan Document to which it is a party, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law).
5.2	No Legal Bar. The execution, delivery and performance of the Amendment Documents to which such Company is a party and the performance of the Loan Documents to which it is a party, as amended by the Amendment Documents, will not (a) violate the provisions of, or constitute a default under (i) the charter or bylaws, operating agreement or partnership agreement (as the case may be) of such Company or (ii) any applicable law or any applicable regulation, order, writ, injunction or decree of any Governmental Authority or (iii) any material agreement to which such Company is a party or by which it is bound or to which it is subject, or (b) result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such applicable law, regulation, order, writ, injunction, decree or agreement.

5.3	Loan Documents. The representations and warranties made by each Company in the Loan Documents to which it is a party are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

5.4	No Defaults. After giving effect to Section 4 of this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 6. Miscellaneous.
6.1	Payment of Costs and Expenses. Notwithstanding any term or provision in the Financing Agreement (as amended by this Amendment), all costs and expenses incurred by the Lender in connection with the preparation, negotiation, execution, delivery and performance of the Amendment Documents, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender, shall be payable by the Parent on the Amendment Effective Date to the Lender.

6.2	No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Financing Agreement are and shall remain in full force and effect. This Amendment, the New LJH Term Notes, each Mortgage Assignment and Amendment and each IP Security Agreement are and shall be Loan Documents in all respects and for all purposes.
6.3	Reaffirmation of Guarantees and Other Obligations. Each Company hereby acknowledges and consents to the execution and delivery by it and each other Company of the Amendment Documents and all of the other terms and conditions of, the Loan Documents (as amended by the Amendment Documents), in all respects and for all purposes. Without limiting the generality of the immediately preceding sentence, each Guarantor hereby further acknowledges and agrees that the Term Loan C shall hereinafter constitute part of the Obligations guaranteed by it pursuant to Section 12 of the Financing Agreement and ratifies, confirms and reaffirms all of its respective guarantees under Section 12 of the Financing Agreement.

6.4	No Set-Off, Etc. Each Company hereby acknowledges and agrees that there is no basis nor set of facts on which any amount (or any portion thereof) owed by such Company under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to such Company with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

6.5	Release of Claims. Each Company, by executing this Amendment, hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Lender or the Lender’s Related Parties (other than any other Company) with respect to the Obligations, and that if such Company now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender’s Related Parties (other than any other Company), whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each Company hereby irrevocably and unconditionally RELEASES the Lender and the Lender’s Related Parties (other than any other Company) from any liability thereof.

6.6	Further Assurances. Each Company shall, from and after the execution of this Amendment, execute and deliver to the Lender all additional documents, instruments, and agreements that the Lender may require in order to create, perfect or establish the priority of any Liens created under the Collateral Documents and the Collateral granted therein and to otherwise give effect to the terms and conditions of this Amendment.

6.7	Interpretation. In connection with the interpretation of this Amendment and all other documents, instruments, and agreements incidental hereto:

(a)	The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Companies under this Amendment.

(b)	The Lender and the Companies have prepared this Amendment with the assistance of their respective counsel. Accordingly, this Amendment shall be deemed to have been drafted by the Lender and the Companies and shall not be construed against either the Lender or the Companies.

(c)	Any determination that any provision or application of this Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
6.8	Additional Acknowledgements. Each Company acknowledges and agrees that:
(a)	it has been advised by counsel in the negotiation, execution and delivery of this Amendment and has reviewed and understands all of the terms and conditions of this Amendment;

(b)	it intends to be bound by the terms and conditions of this Amendment;

(c)	is executing this Amendment freely and voluntarily, without duress, after consultation with independent counsel of its own selection;

(d)	the Lender has no fiduciary relationship with or duty to any Company arising out of or in connection with this Amendment, and the relationship between the Lender, on the one hand, and the Companies, on the other hand, in connection herewith is solely that of debtor and creditor; and

(e)	no joint venture is created hereby and or otherwise exists by virtue of this Amendment.
6.9	Binding Agreement. This Amendment shall be binding upon the Companies and the Companies’ employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender’s successors and assigns. This Amendment and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any statue, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment, or any provision of any other document, instrument, or agreement between the Companies and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

6.10	Waiver of Jury Trial. TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, EACH COMPANY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AMENDMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THEREUNDER. EACH COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL THE LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

6.11	Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, and both of which together shall constitute one instrument.

6.12	Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois, without regard to principles of conflict of laws thereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWERS: AIRCRAFT INTERIOR DESIGN, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

BRICE MANUFACTURING COMPANY, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

TIMCO AVIATION SERVICES, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

TIMCO ENGINE CENTER, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

TIMCO ENGINEERED SYSTEMS, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

Second Amendment to Amended and Restated Financing Agreement — Signature Page

TRIAD INTERNATIONAL MAINTENANCE CORPORATION
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVIATION SALES DISTRIBUTION SERVICES COMPANY
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVIATION SALES LEASING COMPANY
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVIATION SALES PROPERTY MANAGEMENT CORP.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVS/CAI, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

Second Amendment to Amended and Restated Financing Agreement — Signature Page

AVS/M-1, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVS/M-2, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVS/M-3, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

AVSRE, L.P.
By:	Aviation Sales Property Management Corp.,
its general partner

By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

HYDROSCIENCE, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

Second Amendment to Amended and Restated Financing Agreement — Signature Page

TMAS/ASI, INC.
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

WHITEHALL CORPORATION
By:	/s/ Kevin Carter
	Name:	Kevin Carter
	Title:	Senior Vice President-Finance

Second Amendment to Amended and Restated Financing Agreement — Signature Page

LENDER: LJH, LTD.
By:	DLH Management, L.L.C.,
its general partner

By:	/s/ Lacy Harber
Lacy Harber, President

Second Amendment to Amended and Restated Financing Agreement — Signature Page